UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2009

CHROMCRAFT REVINGTON, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-13970	35-1848094
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Win Hentschel Boulevard, Suite 250, West Lafayette, Indiana	47906
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 807-2640

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 19, 2009, Chromcraft Revington, Inc. (the “Company”) issued a press release announcing certain financial results for the quarter ended April 4, 2009. The press release is furnished with this report as Exhibit 99.1.

Item 8.01. Other Events.

On May 21, 2009, the board of directors of the Company terminated the Company’s common stock repurchase program. The Company does not anticipate repurchasing shares of its common stock in the open market in the near term.

Forward-Looking Statements

Certain information provided and statements made in this report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be generally identified as such because they include future tense or dates, or are not historical or current facts, or include words such as “anticipate” or words of similar import. Forward-looking statements are not guarantees or assurances of performance, outcomes or future events and are subject to certain risks and uncertainties that could cause actual results or outcomes to differ materially from those reported, expected or anticipated as of the date of this report.

Among the risks and uncertainties that could cause actual results or outcomes to differ materially from those reported, expected or anticipated in this report are general economic conditions, including the current recessionary trends in the U.S. economy; import and domestic competition in the furniture industry; ability of the Company to execute its business strategies, implement its new business model and successfully complete its business transition; supply disruptions with products manufactured in China; continued availability under the Company’s bank credit facility; market interest rates; consumer confidence levels; cyclical nature of the furniture industry; consumer and business spending; changes in relationships with customers; customer acceptance of existing and new products; new home and existing home sales; financial viability of the Company’s customers and their ability to continue or increase product orders; loss of key management; other factors that generally affect business; and certain risks set forth in the Company’s annual report on Form 10-K for the year ended December 31, 2008 and Form 10-Q for the quarter ended April 4, 2009.

The Company does not undertake any obligation to update or revise publicly any forward-looking statements to reflect information, events or circumstances after the date of this report or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press Release of Chromcraft Revington, Inc. dated May 19, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2009

CHROMCRAFT REVINGTON, INC.

By: /s/ Myron D. Hamas
Myron D. Hamas
Vice President-Finance

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Chromcraft Revington, Inc. dated May 19, 2009.

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